FIRST AMERICAN INVESTMENT FUNDS, INC.

TAX FREE FUNDS

Supplement Dated October 1, 2000,

To Prospectus Dated January 31, 2000

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED JANUARY 31,
2000. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT
PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL
1-800-637-2548.

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Effective October 1, 2000, First American Investment Funds, Inc. will offer
Class A shares of the First American Tax Free Funds at net asset value (without a front-end sales charge). Shares of the funds purchased under this promotion will carry a 1.00% contingent deferred sales charge (back-end sales load) for a period of 18 months from the date of purchase. Wrap accounts which already offer shares of the funds at net asset value are not subject to any back-end sales load under this promotion. Five First American Tax Free Funds are included:

         -- Arizona Tax Free Fund
         -- California Tax Free Fund
         -- Colorado Tax Free Fund
         -- Minnesota Tax Free Fund
         -- Tax Free Fund

The funds' distributor will continue to receive 12b-1 shareholder servicing fees out of each fund's assets and to pay these fees (equal to 0.25% of a fund's average daily net assets annually) to brokers, participating institutions and "one stop" mutual fund networks for providing ongoing services to shareholder accounts. The funds' distributor will also pay additional compensation out of its own assets to the investment adviser's affiliated broker-dealer, U.S. Bancorp Piper Jaffray Inc., equal to 2.50% of the purchase price of all shares sold by U.S. Bancorp Piper Jaffray investment professionals. A portion of this compensation will be passed along to the investment professionals.

This promotion is expected to continue through October 31, 2000.
However, it may be discontinued at any time without prior notification. To verify whether the promotion is still in effect, you may call Investor Services at 1-800-637-2548.


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